Income Tax (Tables)	12 Months Ended
Dec. 31, 2020
Income Tax [Abstract]
Schedule of adjustment between the theoretical tax amount and the tax amount
	For the year ended December 31,
	2018	2019	2020
	Thousands USD	Thousands USD	Thousands USD
Total comprehensive loss	(15,488)	(8,353)	(48,494)
Statutory tax rate	23%	23%	23%
Theoretical tax benefit	(3,562)	(1,921)	(11,154)
Increase in tax liability due to:
Non-deductible expenses	280	75	4,299
Losses and benefits for tax purposes for which no deferred taxes were recorded	3,282	1,846	6,855
Taxes on income	-	-	-